UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 2, 2024

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Invesco Commercial Real Estate Finance Trust, Inc.
(Exact name of registrant as specified in its charter)
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Maryland	000-56564	92-1080856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2300 N Field Street
Suite 1200
Dallas, Texas 75201
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 715-8400
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

This Amendment to the Current Report on Form 8-K filed on October 8, 2024 amends Item 5.02 solely to correct the name of the Company.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 2, 2024, R. Lee Phegley, Jr., Chief Financial Officer of Invesco Commercial Real Estate Finance Trust, Inc. (the "Company") notified the Company of his intention to resign from the Company to pursue other opportunities.

On October 7, 2024, the Board of Directors of the Company appointed Courtney Popelka as Chief Financial Officer, effective as of such date. Courtney Popelka was recently appointed as Chief Financial Officer (CFO) for Private Markets for Invesco Ltd. in October 2024. In that role, she provides strategic finance leadership and is responsible for the financial reporting teams supporting Invesco's Private Markets products. Ms. Popelka previously served as Senior Director, then Managing Director, Head of US Fund Operations from 2015 to 2024, responsible for overseeing the day-to-day operations of the Invesco US real estate fund platform, including the core, core plus, high return, debt, and retail strategies. She began her investment career in 1999 and joined Invesco Real Estate in 2009, serving as senior controller of the real estate group. Ms. Popelka earned a Bachelor of Business Administration in Accounting and a master’s degree in finance from Texas A&M University. She is a certified public accountant (CPA).

Mr. Phegley will provide support for the Company’s transition to the successor Chief Financial Officer during his remaining tenure at Invesco Ltd.

As of the time of the filing of this report, the Company has not entered into any material plans, contracts or arrangements to which Ms. Popelka is a party or in which she participates, or any material amendment, in connection with the appointment described above.

There is no arrangement or understanding between Ms. Popelka and any other persons pursuant to which she was selected as Chief Financial Officer. There are no family relationships between Ms. Popelka and any of the Company's directors, executive officers or other key personnel reportable under Item 401(d) of Regulation S-K. There are no related party transactions between the Company and Ms. Popelka reportable under Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invesco Commercial Real Estate Finance Trust, Inc.

By:	/s/ Bert J. Crouch
Bert J. Crouch
Chief Executive Officer

Date:October 8, 2024